THE ADVISORS' INNER CIRCLE FUND

                         ALPHAONE MICRO CAP EQUITY FUND
                                  (THE "FUND")

                   SUPPLEMENT DATED FEBRUARY 15, 2013 TO THE
INVESTOR CLASS, I CLASS, AND R CLASS SHARES PROSPECTUS (THE "PROSPECTUS") DATED
  MARCH 1, 2012, AND THE STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") DATED
                MARCH 1, 2012, AS SUPPLEMENTED NOVEMBER 1, 2012

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

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Effective February 28, 2013 (the "Effective Date"), the R Class Shares of the
Fund will be reclassified as Investor Class Shares (the "Reclassification"). R Class Shares of the Fund will then be liquidated. Therefore, as of the Effective Date, all references to R Class Shares of the Fund in the Prospectus and SAI are hereby deleted.

Shareholders of the Fund will continue to be invested in the same Fund, whose management, fund objective and investment strategies will not change as a result of the Reclassification. The Reclassification is not expected to have any tax implications for the Fund or its shareholders. Beginning on the Effective Date, former R Class Shareholders will be subject to the fees and expenses associated with Investor Class Shares as set forth in the Prospectus.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 ACP-SK-013-0100